Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP Materials Portfolio
September 30, 2024
VMATP-NPRT3-1124
1.856922.117
Common Stocks - 99.5%
	Shares	Value ($)
BRAZIL - 2.3%
Materials - 2.3%
Metals & Mining - 2.3%
Wheaton Precious Metals Corp	28,100	1,716,188
CANADA - 6.8%
Materials - 6.8%
Metals & Mining - 6.8%
Agnico Eagle Mines Ltd/CA	9,000	725,018
Alamos Gold Inc Class A	12,300	245,099
Altius Minerals Corp	20,300	390,855
Capstone Copper Corp (a)	42,900	335,283
Franco-Nevada Corp	2,900	360,192
Ivanhoe Mine Ltd Class A (a)	116,900	1,739,087
Teck Resources Ltd Class B (United States)	24,900	1,300,776

TOTAL CANADA		5,096,310
UNITED STATES - 87.9%
Materials - 87.9%
Chemicals - 59.9%
Air Products and Chemicals Inc	14,188	4,224,335
Axalta Coating Systems Ltd (a)	62,600	2,265,494
Balchem Corp	10,000	1,760,000
Cabot Corp	7,600	849,452
Chemours Co/The	120,900	2,456,688
Corteva Inc	49,300	2,898,347
Dow Inc	85,200	4,654,476
Ecolab Inc	24,400	6,230,052
Element Solutions Inc	61,200	1,662,192
Linde PLC	28,500	13,590,510
Perimeter Solutions SA (a)	23,000	309,350
Sherwin-Williams Co/The	3,400	1,297,678
Tronox Holdings PLC	115,040	1,683,035
Westlake Corp	4,300	646,247
		44,527,856
Construction Materials - 4.7%
CRH PLC	8,800	816,112
Martin Marietta Materials Inc	2,526	1,359,620
Vulcan Materials Co	5,300	1,327,279
		3,503,011
Containers & Packaging - 8.4%
AptarGroup Inc	11,600	1,858,204
Avery Dennison Corp	6,600	1,457,016
Crown Holdings Inc	11,900	1,140,972
Greif Inc Class A	13,100	820,846
International Paper Co	20,600	1,006,310
		6,283,348
Metals & Mining - 14.9%
Alcoa Corp	8,000	308,640
Arch Resources Inc Class A	1,900	262,504
ATI Inc (a)	26,300	1,759,733
Commercial Metals Co	12,700	697,992
Freeport-McMoRan Inc	60,740	3,032,141
Hecla Mining Co	119,200	795,064
Nucor Corp	18,400	2,766,256
Steel Dynamics Inc	11,000	1,386,880
		11,009,210
TOTAL UNITED STATES		65,323,425
ZAMBIA - 2.5%
Materials - 2.5%
Metals & Mining - 2.5%
First Quantum Minerals Ltd	137,520	1,875,019
TOTAL COMMON STOCKS (Cost $57,062,858)		74,010,942

Money Market Funds - 0.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (b) (Cost $542,445)	4.89	542,336	542,445

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $57,605,303)	74,553,387
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(134,209)
NET ASSETS - 100.0%	74,419,178

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	312,131	15,586,570	15,356,294	17,897	38	-	542,445	0.0%
Fidelity Securities Lending Cash Central Fund	2,427,410	19,834,470	22,261,880	2,017	-	-	-	0.0%
Total	2,739,541	35,421,040	37,618,174	19,914	38	-	542,445

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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